Exclusive Agency Appointment Agreement

Between:

Portlogic Systems Inc.

And

AdaptMedia Inc.

May 7, 2012

Parties:

Portlogic Systems Inc. (“Portlogic”)

100 King Street West, Suite 5700. Toronto Ontario. M5X 1K7

AdaptMedia Inc. (“Adapt”)

667 King Street West. 3rd Floor. Toronto Ontario. M5V 1M9

Agreement:

Portlogic appoints Adapt as its exclusive out-of-home advertising agency in Canada.

Term:

This Agreement shall become effective on the Effective Date and shall continue for a term of one (1) year, unless either party terminates this Agreement for cause by submitting thirty (30) days notice in writing to the other. This Agreement may automatically renew for periods of one (1) year under the same terms if both parties agree.

Other:

This Agreement is not assignable in any way. Adapt cannot authorize others to represent themselves as Portlogic’s exclusive out-of-home advertising agency without the prior written consent of Portlogic.

The Undersigned have read and fully understand the terms and conditions of this Agreement.

ACKNOWLEDGED AND AGREED.

Portlogic System Inc.

AdaptMedia Inc.

By: /s/ Jueane Thiessen

By: /s/ Jamie C. Thompson

Print Name: Jueane Thiessen

Print Name: Jamie C. Thompson

Title: Chief Financial Officer

Title: President

Date:

Date: